EXHIBIT 99.2

4 NOVEMBER 2021 | NYSE:NREF

3Q 2021 FINANCIAL SUPPLEMENT

NEXPOINT REAL ESTATE FINANCE

CAUTIONARY STATEMENTS

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as "anticipate", "estimate", "expect," "intend," "may", "should" and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company's business and industry in general, guidance for financial results for the fourth quarter of 2021, including the Company's estimated net income, earnings available for distribution ("EAD"), cash available for distribution ("CAD") and dividend coverage ratios for the fourth quarter of 2021 and related assumptions. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including the ultimate geographic spread, duration and severity of the COVID-19 pandemic, and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or treat its impact, as well as those described in greater detail in our filings with the Securities and Exchange Commission, particularly those described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company's Annual Report on Form 10-K and the Company's other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this presentation and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are EAD and CAD. EAD has replaced our prior presentation of Core Earnings. In addition, Core Earnings results from prior reporting periods have been relabeled EAD. In line with evolving industry practices, we believe EAD more accurately reflects the principal purpose of the measure than the term Core Earnings and will serve as a useful indicator for investors in evaluating our performance and our long-term ability to pay distributions.

EAD is defined as the net income (loss) attributable to our common stockholders computed in accordance with GAAP, including realized gains and losses not otherwise included in net income (loss), excluding any unrealized gains or losses or other similar non-cash items that are included in net income (loss) for the applicable reporting period, regardless of whether such items are included in other comprehensive income (loss), or in net income (loss) and adding back amortization of stock-based compensation. We use EAD to evaluate our performance which excludes the effects of certain GAAP adjustments and transactions that we believe are not indicative of our current operations and to assess our long-term ability to pay distributions. We believe providing EAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our long-term ability to pay distributions. We also use EAD as a component of the management fee paid to NREA (as defined below), our manager. EAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of EAD may not be comparable to EAD reported by other REITs.

We calculate CAD by adjusting EAD by adding back amortization of premiums and by removing accretion of discounts and non-cash items, such as stock dividends. We use CAD to evaluate our performance and our current ability to pay distributions. We also believe that providing CAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our current ability to pay distributions. CAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of CAD may not be comparable to CAD reported by other REITs.

ADDITIONAL INFORMATION

For additional information, see our filings with the SEC. Our filings with the SEC are available on our website, nref.nexpoint.com, under the "Financials" tab.

NEXPOINT REAL ESTATE FINANCE

Company Overview

NexPoint Real Estate Finance, Inc. ("NREF" or the "Company") is a publicly traded mortgage REIT ("mREIT"), with its shares listed on the New York Stock Exchange. The company concentrates on investments in real estate sectors where senior management has operating expertise, including multifamily, single-family rental ("SFR"), and self-storage, in the top 50 metropolitan statistical areas. The Company targets lending or investing in stabilized properties or properties with "light-transitional" business plans.

NREF is externally managed by NexPoint Real Estate Advisors VII, L.P. ("NREA"), an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor with extensive real estate and fixed income experience.

NREF Total Return vs Peers[4]


80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
-100.0%
NREF
ABR
BXMT
KREF
NYMT
STWD
TRTX
Feb 20
Mar 20
Apr 20
May 20
Jun 20
Jul 20
Aug 20
Sep 20
Oct 20
Nov 20
Dec 20
Jan 21
Feb 21
Mar 21
Apr 21
May 21
Jun 21
Jul 21

2.1%
DISCOUNT TO BOOK[1]

9.2%
IMPLIED DIVIDEND YIELD[2]

9.5%
INSIDER OWNERSHIP[3]

(1) BASED ON SEPTEMBER 30, 2021, BOOK VALUE INCLUDING REDEEMABLE NCI IN THE OPERATING PARTNERSHIP AS REPORTED BY THE COMPANY IN THIS PRESENTATION AND THE SHARE PRICE AS OF CLOSE OF TRADING NOVEMBER 3, 2021
(2) IMPLIED DIVIDEND YIELD IS CALCULATED USING THE ANNOUNCED 4Q DIVIDEND OF $0.475 PER COMMON SHARE, ANNUALIZED, DIVIDED BY THE SHARE PRICE AS OF CLOSE OF TRADING ON NOVEMBER 3, 2021
(3) AS OF THE CLOSE OF TRADING NOVEMBER 3, 2021
(4) BLOOMBERG. TOTAL RETURN, INCLUDING DIVIDENDS, AS OF CLOSE OF TRADING NOVEMBER 3, 2021

NEXPOINT
REAL ESTATE ADVISORS

3Q 2021 HIGHLIGHTS

FINANCIAL

- 3Q 2021 net income of $25.2MM, with net income attributable to common stockholders of $13.2MM, or $1.17 per diluted common share; compared to net income of $12.3MM with net income attributable to common stockholders of $5.5MM, or $0.58 per diluted common share in 2Q 2021[1]
- 3Q 2021 earnings available for distribution of $5.2MM, or $0.71 per diluted common share compared to $3.4MM, or $0.59 per diluted common share in 2Q 2021[2]
- Book value of $451.8MM, or $21.04 per common share, including redeemable non-controlling interests in the Operating Partnership and excluding Series A Preferred Stock; a 3.2% increase over 2Q 2021 book value on a per share basis
- Paid a 3Q 2021 dividend of $0.475 per common share on September 30, 2021
- Announced 4Q 2021 dividend of $0.475 per common share to be paid on December 30, 2021

PORTFOLIO

- Outstanding total portfolio of $1.6B, comprised of 68 investments[3]
- SFR and multifamily represent 100% of our debt portfolio
- Weighted average loan to value ("LTV")[4] and debt service coverage ratio ("DSCR") on our SFR, CMBS, CMBS IO strips, preferred and mezz investments are 66.8% and 2.01x[3], respectively
- As of November 3, 2021, there are no loans currently in forbearance in our portfolio, unchanged from the end of the first quarter 2021
- During 3Q 2021 we purchased six CMBS IO strips with an aggregate notional amount of $115.1MM for $13.1MM in net cash proceeds
- On July 31, 2021, a $10.5MM single-family rental first mortgage loan was repaid in full
- On September 1, 2021, a $12.1 MM single-family rental first mortgage loan was repaid in full
- On September 17, 2021, we originated a bridge loan with a principal value of $32.8MM and a yield of 450 bps plus one-month LIBOR
- On September 29, 2021, we purchased $3.0MM of a preferred equity investment with a current yield of 10.0%
- On October 26, 2021, we originated a $9.75MM mezz investment with an all-in rate of 11.0%

CAPITALIZATION

- As of September 30, 2021, the Company's debt to book value ratio was 2.29x
- Secured credit facility, matched in structure and term of the underlying SFR loans, with a weighted average remaining term of 6.7 years as of September 30, 2021
- As of November 3, 2021, outstanding repo financing was $259.2MM, which equates to 54.6% advance rate on our CMBS B-Piece and IO Strip portfolio[5]
- In the third quarter, NREF issued 2,059,700 shares of its common stock through a secondary public offering at a price of $21.00 per share, for approximately $41.0MM of net cash proceeds
- In the third quarter, NREF issued 124,284 shares of its common stock through the Company's at-the-market (ATM) offering at an average gross price of $22.92 per share, for approximately $2.7MM of net cash proceeds

(1) DILUTED EPS ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS
(2) EAD PER DILUTED SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS BUT NOT THE CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS. SEE "RECONCILIATIONS" SLIDE
(3) AS OF NOVEMBER 3, 2021 AND CMBS B-PIECES REFLECTED ON AN UNCONSOLIDATED BASIS
(4) LOAN TO VALUE IS GENERALLY BASED ON THE INITIAL LOAN AMOUNT DIVIDED BY THE AS –IS APPRAISED VALUE AS OF THE DATE THE LOAN WAS ORIGINATED OR BY THE CURRENT PRINCIPAL AMOUNT AS OF THE DATE OF THE MOST RECENT AS IS APPRAISED VALUE. FOR OUR CMBS B-PIECES, LTV IS BASED ON THE WEIGHTED AVERAGE LTV OF THE UNDERLYING LOAN POOL
(5) BASED ON ACTUAL COLLATERAL POSTED

NEXPOINT
REAL ESTATE ADVISORS

3Q 2021 EARNINGS AND BOOK VALUE



Book Value Per Common Share Growth
$19.32
(8.3)%
$17.72
3.4%
$18.33
0.8%
$18.48
5.4%
$19.48
4.4%
$20.33
0.2%
$20.38
3.2%
$21.04
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021

Earnings and Book Value

- Net interest income of $6.6MM, an increase of 24.5% over 2Q 2021
- Net income of $25.2MM, with net income attributable to common stockholders of $13.2MM, or $1.17 per diluted common share; compared to net income of $12.3MM with net income attributable to common stockholders of $5.5MM, or $0.58 per diluted common share in 2Q 2021
- Earnings available for distribution of $5.2MM, or $0.71 per diluted common share; compared to $0.59 per diluted common share in 2Q 2021
- BV per common share including redeemable NCI in the Operating Partnership increased 3.2% to $21.04/share, compared to $20.38/share at the end of 2Q 2021



$20.38
$0.31
$0.97
$0.06
$0.01
$(0.06)
$(0.16)
$(0.47)
$21.04
2Q 2021 BV
Net Int Income
Net Income (CMBS)
Unrealized Gain NSP
ATM
Stock Comp Vesting
Operating Exp
Dividend
3Q 2021 BV

NEXPOINT
REAL ESTATE ADVISORS

NET INCOME, EAD AND CAD


Net Income (Loss) and EAD Per Diluted Common Share
181.9%
153.8%
(4.5)%
101.7%
60.9%²
(48.0)%
13.5%
31.0%
(3.6)%
(54.0)%
11.3%
20.3%
(58.1)%
(22.5)%
$0.23
$1.00
$0.37
$0.52
$0.42
$1.32
$0.55
$1.26
$0.53
$0.58
$0.59
$1.17
$0.71
$0.49
$0.55
(1.22)
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021
4Q 2021 Est
Net Income (Loss)/Share
EAD/Share


EAD/Share
CAD/Share
EAD and CAD Per Diluted Common Share
50.0%²
7.1%
15.6%
-%
13.5%
18.6%
(27.1)%
$0.23
$0.28
$0.37
$0.42
$0.42
$0.45
$0.55
$0.52
$0.53
$0.52
$0.59
$0.59
$0.71
$0.70
$0.55
$0.51
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021
4Q 2021 Est

EAD, CAD and Guidance

EAD/CAD:

- Net income per diluted common share for the 3Q 2021 is $1.17, compared to $0.58 per diluted common share reported in 2Q 2021
- 3Q 2021 EAD per diluted common share is $0.71, an increase of 20.3% over 2Q 2021 reported EAD per diluted common share
- 3Q 2021 CAD per diluted common share is $0.70, an increase of 18.6% over 2Q 2021 reported CAD per diluted common share

GUIDANCE:

- 4Q 2021 EAD per diluted common share guidance is $0.55[1] at the mid-point
- 4Q 2021 CAD per diluted common share guidance is $0.51[1] at the mid-point

(1) NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 4Q 2021 IS ESTIMATED TO BE BETWEEN $4.3MM AND $5.2MM. SEE "RECONCILIATIONS" SLIDES

(2) NREF CLOSED ITS IPO ON FEBRUARY 11, 2020, AS SUCH, THE QUARTER OVER QUARTER CHANGE SHOWN IN 2Q 2020 IS CALCULATED USING 2Q 2020 EAD AND CAD PER SHARE DIVIDED BY THE 1Q 2020 STUB PERIOD EAD AND CAD PER SHARE

NEXPOINT
REAL ESTATE ADVISORS

DIVIDEND AND COVERAGE

Dividend and EAD/CAD Coverage

3Q 2021 DIVIDEND:

- 3Q dividend of $0.475/common share was paid September 30, 2021
- 3Q 2021 EAD dividend coverage is 1.49x
- 3Q 2021 CAD dividend coverage is 1.47x

4Q 2021 DIVIDEND:

- 4Q 2021 dividend of $0.475 per common share declared by the Board of Directors to be paid on December 30, 2021, no increase from 3Q 2021 dividend per common share
- 4Q 2021 estimated EAD dividend coverage of 1.16x[1]
- 4Q 2021 estimated CAD dividend coverage of 1.07x[1]


EAD Dividend Coverage
1.05x
0.93x
1.05x
1.38x
1.12x
1.24x
1.49x
1.16x
$0.22
$0.40
$0.40
$0.40
$0.48
$0.48
$0.48
$0.48
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021
4Q 2021 Est
EAD/Share
Dividend/Share


CAD Dividend Coverage
1.27x
1.05x
1.13x
1.30x
1.09x
1.24x
1.47x
1.07x
$0.22
$0.40
$0.40
$0.40
$0.48
$0.48
$0.48
$0.48
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021
4Q 2021 Est
CAD/Share
Dividend/Share

(1) NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 4Q 2021 IS ESTIMATED TO BE BETWEEN $4.3MM AND $5.2MM. SEE "RECONCILIATIONS" SLIDES

NEXPOINT REAL ESTATE ADVISORS

PORTFOLIO COMMENTARY

Defensive Portfolio Characteristics

The current portfolio consists of senior loans, mezzanine debt, preferred equity and common stock investments in short-duration lease-term assets (multifamily, SFR, self-storage) that are geographically diverse in the United States. The portfolio has minimal exposure to construction loans, no heavy transitional loans, no land loans and no for-sale loans. As of November 3, 2021, there are no loans currently in forbearance in our portfolio, unchanged from the end of the first quarter 2021.

MULTIFAMILY

- Historically low losses for Freddie Mac debt issuances secured by multifamily assets, including periods of market stress
- Aggregate losses in Freddie Mac's origination history have averaged 5 bps per year dating back to 1994[1]
- Since 2009 and through June 2021, there have been $30.2MM in losses on $449B of combined issuance[2]
- As of September 25, 2021, $7.5B of outstanding UPB, representing 2.4% of total securitized UPB, has entered forbearance[3]

SINGLE-FAMILY RENTAL

- Although this is a relatively new asset class that was institutionalized in the wake of the global financial crisis, we believe SFR will exhibit resiliency akin to multifamily
- Current portfolio of SFR loans is capitalized by a secured credit facility with Freddie Mac, is matched in both duration and structure of the underlying loans, has 6.7 years of average weighted term to maturity and a 250 bps interest rate spread[4]
- Subject to Freddie Mac forbearance program to help mitigate cash flow interruptions to the bondholders

SELF-STORAGE

- Limited human interaction and low costs should help the self-storage sector during current unprecedented times
- Historically, self-storage has outperformed other real estate asset types during economic downturns

6.9
YEARS AVERAGE REMAINING TERM[5]

92.5%
OF PORTFOLIO STABILIZED[5]

66.8%
WEIGHTED AVG LOAN TO VALUE[5]

2.01x
WEIGHTED AVG DSCR[5]

(1) FREDDIE MAC; 4Q 2020
(2) FREDDIE MAC; JUNE 2021
(3) SEPTEMBER (2021) SECURITIZATION FORBEARANCE REPORT – FREDDIE MAC
(4) AS OF SEPTEMBER 30, 2021
(5) AS OF NOVEMBER 3, 2021, AND EXCLUDING THE NEXPOINT STORAGE PARTNERS, INC COMMON STOCK (FORMERLY, JCAP SERIES A PREFERRED)

PORTFOLIO COMMENTARY


MN
3%
NJ
3%
MD
4%
CA
5%
AZ
3%
TX
10%
GA
27%
FL
17%
LESS THAN 3.0% OF TOTAL

Geographic and Asset Type Exposure[1]


Multifamily
48%
$1.6B
CURRENT PRINCIPAL[1]
SFR
52%


Preferred
1%
Mezz
8%
IO Strips
5%
Senior Loan
52%
66.8%
WEIGHTED AVG LTV[1]
CMBS
34%

(1) AS OF NOVEMBER 3, 2021, AND EXCLUDING THE NEXPOINT STORAGE PARTNERS, INC COMMON STOCK (FORMERLY, JCAP SERIES A PREFERRED)

NEXPOINT
REAL ESTATE ADVISORS

PORTFOLIO

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	Senior Loan	Various	SFR	2/11/2020	$508,700	$79,116	4.65%	6.9	68.1%	
2	Senior Loan	Various	SFR	2/11/2020	62,023	9,703	4.95%	7.4	65.0%	
3	Senior Loan	Various	SFR	2/11/2020	51,304	7,659	4.74%	4.0	54.1%	
4	Senior Loan	Various	SFR	2/11/2020	37,726	5,913	5.55%	7.1	72.0%	
5	Senior Loan	Various	SFR	2/11/2020	17,010	2,688	5.61%	7.3	63.6%	
6	Senior Loan	Various	SFR	2/11/2020	10,523	1,604	4.72%	7.0	63.2%	
7	Senior Loan	Various	SFR	2/11/2020	10,429	1,644	5.35%	6.3	70.7%	
8	Senior Loan	Various	SFR	2/11/2020	10,378	1,629	5.30%	6.9	68.6%	
9	Senior Loan	Various	SFR	2/11/2020	9,583	1,497	6.10%	7.0	72.1%	
10	Senior Loan	Various	SFR	2/11/2020	8,930	1,420	5.88%	7.3	54.6%	
11	Senior Loan	Various	SFR	2/11/2020	8,136	1,284	5.85%	7.1	70.7%	
12	Senior Loan	Various	SFR	2/11/2020	7,748	1,226	5.47%	7.3	55.3%	
13	Senior Loan	Various	SFR	2/11/2020	7,620	1,207	5.34%	7.3	72.2%	
14	Senior Loan	Various	SFR	2/11/2020	7,459	1,173	5.08%	6.8	55.4%	
15	Senior Loan	Various	SFR	2/11/2020	6,702	1,060	5.46%	7.4	70.4%	
16	Senior Loan	Various	SFR	2/11/2020	6,560	992	4.83%	2.3	67.2%	
17	Senior Loan	Various	SFR	2/11/2020	6,145	965	5.47%	7.1	70.8%	
18	Senior Loan	Various	SFR	2/11/2020	5,760	900	5.99%	7.2	70.0%	
19	Senior Loan	Various	SFR	2/11/2020	5,565	875	5.24%	7.0	56.3%	
20	Senior Loan	Various	SFR	2/11/2020	5,501	788	5.33%	1.8	65.6%	
21	Senior Loan	Various	SFR	2/11/2020	5,273	832	5.46%	7.3	72.2%	
22	Senior Loan	Various	SFR	2/11/2020	4,694	742	5.35%	7.3	79.0%	
	Total SFR				**803,768**	**124,918**	**4.86%**	**6.7**	**66.8%**	
1	CMBS B-Piece	Various	Multifamily	2/11/2020	$53,390[5]	$26,366	6.08%[6]	4.4	64.2%	
2	CMBS B-Piece	Various	Multifamily	2/11/2020	43,003[5]	21,838	6.08%[6]	5.2	64.4%	
3	CMBS B-Piece	Various	Multifamily	4/23/2020	81,999[5]	35,374	3.50%	8.4	63.8%	
4	CMBS B-Piece	Various	Multifamily	7/30/2020	60,196[5]	42,476	9.08%[7]	5.7	64.8%	

*SEE FOOTNOTES ON FOLLOWING PAGE

NEXPOINT
REAL ESTATE ADVISORS

PORTFOLIO

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
5	CMBS B-Piece	Various	Multifamily	8/6/2020	108,643[5]	29,034	11.43%[9]	8.7	69.0%	
6	CMBS B-Piece	Various	Multifamily	4/20/2021	76,047[5]	34,004	6.30%[9]	9.4	70.3%	
7	CMBS B-Piece	Various	Multifamily	6/30/2021	98,305[5]	31,270	6.88%[9]	5.3	67.0%	
	Total CMBS B-Pieces				**521,584[5]**	**220,363**	**7.11%**	**7.0**	**66.6%**	
1	CMBS IO Strip	Various	Multifamily	5/18/2020	$2,431[10]	$878	2.02%	25.0	65.4%	
2	CMBS IO Strip	Various	Multifamily	8/6/2020	8,712[10]	3,538	0.10%	8.7	69.0%	
3	CMBS IO Strip	Various	Multifamily	8/6/2020	23,783[10]	8,352	2.98%	8.7	69.0%	
4	CMBS IO Strip	Various	Multifamily	4/28/2021	7,437[10]	1,843	1.59%	8.3	67.6%	
5	CMBS IO Strip	Various	Multifamily	5/27/2021	4,919[10]	1,523	3.38%	8.7	67.6%	
6	CMBS IO Strip	Various	Multifamily	6/7/2021	611[10]	216	2.31%	7.2	63.9%	
7	CMBS IO Strip	Various	Multifamily	6/11/2021	7,289[10]	2,688	1.24%	7.2	63.7%	
8	CMBS IO Strip	Various	Multifamily	6/21/2021	1,974[10]	802	1.20%	7.2	64.5%	
9	CMBS IO Strip	Various	Multifamily	8/10/2021	3,345[10]	1,183	1.89%	8.1	68.5%	
10	CMBS IO Strip	Various	Multifamily	8/11/2021	1,734[10]	606	3.10%	9.8	67.1%	
11	CMBS IO Strip	Various	Multifamily	8/24/2021	325[10]	325	2.61%	9.3	61.3%	
12	CMBS IO Strip	Various	Multifamily	9/1/2021	5,058[10]	5,058	1.92%	8.7	67.6%	
13	CMBS IO Strip	Various	Multifamily	9/11/2021	5,025[10]	2,863	2.95%	9.8	62.6%	
	Total CMBS IO Strip				**72,645**	**29,876**	**2.13%**	**9.1**	**66.8%**	
1	Mezzanine	Houston, TX	Multifamily	6/12/2020	$7,500	$7,500	11.00%[11]	1.8	79.3%	
2	Mezzanine	Philadelphia, PA	Multifamily	10/20/2020	14,253	5,986	7.59%	7.7	89.4%	
3	Mezzanine	Laurel, MD	Multifamily	10/20/2020	12,000	5,028	7.71%	9.5	84.9%	
4	Mezzanine	White Marsh, MD	Multifamily	10/20/2020	10,380	4,340	7.42%	9.8	84.8%	
5	Mezzanine	Cockeysville, MD	Multifamily	10/20/2020	9,610	4,027	7.42%	9.8	84.3%	
6	Mezzanine	Laurel, MD	Multifamily	10/20/2020	7,390	3,097	7.42%	9.8	80.3%	
7	Mezzanine	North Aurora, IL	Multifamily	10/20/2020	6,829	2,859	7.53%	7.3	71.0%	
8	Mezzanine	Lakewood, NJ	Multifamily	10/20/2020	5,540	2,317	7.33%	7.6	81.1%	
9	Mezzanine	Wilmington, DE	Multifamily	10/20/2020	5,470	2,288	7.50%	7.6	89.3%	

*SEE FOOTNOTES ON FOLLOWING PAGE

PORTFOLIO

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
10	Mezzanine	Urbandale, IA	Multifamily	10/20/2020	4,010	1,677	7.89%	7.2	83.8%	
11	Mezzanine	Daytona Beach, FL	Multifamily	10/20/2020	3,700	1,547	7.83%	7.0	81.5%	
12	Mezzanine	Rosedale, MD	Multifamily	10/20/2020	3,620	1,517	7.42%	9.8	83.3%	
13	Mezzanine	Atlanta, GA	Multifamily	10/20/2020	3,310	1,385	6.91%	7.8	80.3%	
14	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	3,000	1,257	7.32%	9.8	83.1%	
15	Mezzanine	Des Moines, IA	Multifamily	10/20/2020	2,880	1,117	7.89%	7.2	81.6%	
16	Mezzanine	Tyler, TX	Multifamily	10/20/2020	2,135	893	7.74%	7.0	83.1%	
17	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	1,500	629	7.22%	9.8	78.6%	
18	Mezzanine	Las Vegas, NV	Multifamily	10/20/2020	1,190	498	7.71%	7.4	75.5%	
19	Mezzanine	Vancouver, WA	Multifamily	10/20/2020	1,082	453	8.70%	9.1	84.3%	
20	Mezzanine	Los Angeles, CA	Multifamily	1/21/2021	24,844	24,449	13.25%[12]	2.3	N/A	
21	Mezzanine	Los Angeles, CA	Multifamily	1/21/2021	1,541	1,516	13.25%[12]	0.3	N/A	
22	Mezzanine	Atlanta, GA	Multifamily	10/26/2021	9,750	9,750	11.00[13]	3.1	88.4%	
	Total Mezzanine				**141,534**	**84,137**	**8.91%**	**6.6**	**83.5%**	
1	Preferred Equity	Jackson, MS	Multifamily	2/11/2020	$5,056	$5,261	12.50%	6.2	75.6%	
2	Preferred Equity	Houston, TX	Multifamily	5/29/2020	10,000	10,000	11.00%	8.8	82.9%	
3	Preferred Equity	Holy Springs, NC	Life Sciences	9/29/2021	3,000	2,985	10.00%	2.0	N/A	
	Total Preferred Equity				**18,056**	**18,246**	**11.25%**	**6.9**	**80.4%**	
1	Common Stock	N/A	Self-Storage	11/6/2020	N/A	$49,321	N/A	N/A	N/A	
	Portfolio Total				**$1,556,841**	**$526,861**	**5.99%**	**6.9**	**66.8%**	**2.01x**

(1) AS OF NOVEMBER 3, 2021, OUR TOTAL PORTFOLIO REPRESENTS THE CURRENT PRINCIPAL AMOUNT OF THE CONSOLIDATED SFR LOANS, MEZZANINE LOANS, PREFERRED EQUITY, AND COMMON STOCK AS WELL AS THE NET EQUITY OF OUR CMBS B-PIECE INVESTMENTS
(2) NET EQUITY REPREESENTS THE CARRYING VALUE LESS BORROWINGS
(3) THE WEIGHTED AVERAGE COUPON IS WEIGHTED ON THE CURRENT PRINCIPAL BALANCE
(4) THE WEIGHTED AVERAGE LIFE IS WEIGHTED ON THE CURRENT PRINCIPAL BALANCE AND ASSUMES NO PREPAYMENTS. THE MATURITY DATE USED FOR PREFERRED EQUITY INVESTMENTS REPRESENTS THE MATURITY DATE OF THE SENIOR MORTGAGE, AS THE PREFERRED EQUITY INVESTMENTS HAVE NO STATED MATURITY DATE AND REQUIRE REPAYMENT UPON THE SALE OR REFINANCING OF THE ASSET
(5) THE CMBS B-PIECES ARE SHOWN ON AN UNCONSOLIDATED BASIS REFLECTING THE VALUE OF OUR INVESTMENTS
(6) FLOATING RATE CMBS B-PIECE YIELDS 1M LIBOR PLUS 600 BPS. AS OF SEPTEMBER 30, 2021, 1M LIBOR WAS 0.08025%
(7) FLOATING RATE CMBS B-PIECE YIELDS 1M LIBOR PLUS 900 BPS. AS OF SEPTEMBER 30, 2021, 1M LIBOR WAS 0.08025%
(8) REPRESENTS THE BOND EQUIVALENT YIELD FOR THE FIXED RATE CMBS B-PIECE
(9) FLOATING RATE CMBS B-PIECE YIELDS 30-DAY AVERAGE SOFR PLUS 625BPS. AS OF SEPTEMBER 30, 2021, SOFR WAS 0.05%
(10) CURRENT PRINCIPAL FOR CMBS IO STRIPS ARE SHOWN AS CURRENT COST
(11) MEZZANINE INVESTMENT IS FIXED AND PAYS 6.5% CURRENT INTEREST, PAID MONTHLY, WITH THE REMAINING 4.50% ACCRUING AND DUE AT MATURITY
(12) MEZZANINE INVESTMENT YIELDS WSJ PRIME PLUS 1000 BPS. AS OF SEPTEMBER 30, 2021, WSJ PRIME WAS 3.25%
(13) MEZZANINE INVESTMENT IS FIXED AND PAYS 6.0% CURRENT INTEREST, PAID MONTHLY, WITH THE REMAINING 5.00% ACCRUING AND DUE AT MATURITY

INCOME STATEMENT AND BALANCE SHEET

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Income Statement

For the three months ended	September 30, 2021	June 30, 2021
Interest income	$14,372	$12,879
Interest expense	(7,790)	(7,589)
Net interest income	6,582	5,290
Other income (loss)	21,963	10,576
Total operating expenses	(3,354)	(3,613)
Net income	**25,191**	**12,253**
Preferred stock dividends	(874)	(878)
Net income attributable to redeemable NCI	(11,084)	(5,833)
Net income attributable to common stockholders	**$13,233**	**$5,542**
Weighted average common shares outstanding, diluted[1]	20,721	19,603
Net income per share, diluted	**$1.17**	**$0.58**

Balance Sheet

	September 30, 2021	December 31, 2020
Cash and cash equivalents	$22,219	$30,241
Restricted cash	2,360	3,230
Bridge loan	32,608	-
Loans, held for investment, net	152,634	127,777
Common stock investment, at fair value	49,321	44,626
Mortgage loans, held for investment, net	871,711	918,114
Accrued interest and dividends	6,440	5,078
Mortgage loans held in variable interest entities, at fair value	7,085,361	5,007,515
CMBS structured pass through certificates, at fair value	72,645	38,984
Other Assets	1,108	745
Total Assets	**$8,296,407**	**$6,176,310**
Secured financing agreements, net	$805,427	$840,453
Master repurchase agreements	222,533	161,465
Unsecured Notes, net	108,030	34,960
Accounts payable and other accrued liabilities	3,984	1,779
Accrued interest payable	5,046	2,311
Due to brokers for securities purchased, not yet settled	2,188	-
Bonds payable held in variable interest entities, at fair value	6,652,704	4,731,429
Total Liabilities	**7,799,912**	**5,772,397**
Redeemable NCI in the Operating Partnership	258,992	275,670
Total Stockholders Equity	237,503	128,243
Total Liabilities and Stockholders' Equity	**$8,296,407**	**$6,176,310**
Common shares outstanding	9,162	5,023
Redeemable Sub OP units	12,308	13,787
Combined book value per share	**$21.04**	**$19.48**

(1) WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS

NEXPOINT
REAL ESTATE ADVISORS

RECONCILIATIONS

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of 4Q 2021 Net Income to EAD

	Low	Mid	High
For the three months ended	Dec. 31, 2021	Dec. 31, 2021	Dec. 31, 2021
Net income attributable to common stockholders	$4,263	$4,743	$5,223
Adjustments:			
Amortization of stock based compensation	538	538	538
EAD	**$4,801**	**$5,281**	**$5,761**
Weighted average common shares outstanding, basic	9,163	9,163	9,163
Weighted average common shares outstanding, diluted[1]	9,602	9,602	9,602
EAD per diluted weighted average share	**$0.50**	**$0.55**	**$0.60**
Estimated 4Q dividend	$0.475	$0.475	$0.475
Estimated 4Q dividend coverage ratio	1.05x	1.16x	1.26x

Reconciliation of 4Q 2021 EAD to CAD

	Low	Mid	High
For the three months ended	Dec. 31, 2021	Dec. 31, 2021	Dec. 31, 2021
EAD	$4,801	$5,281	$5,761
Adjustments:			
Amortization of premiums	1,783	1,783	1,783
Accretion of discounts	(2,167)	(2,167)	(2,167)
Cash Available for Distribution	**$4,417**	**$4,897**	**$5,337**
Weighted average common shares outstanding, basic	9,163	9,163	9,163
Weighted average common shares outstanding, diluted[1]	9,602	9,602	9,602
CAD per diluted weighted average share	**$0.46**	**$0.51**	**$0.56**
Estimated 4Q dividend	$0.475	$0.475	$0.475
Estimated 4Q dividend coverage ratio	0.97x	1. 07x	1.18x

(1) WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS BUT NOT THE CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS

RECONCILIATIONS

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Net Income (Loss) to Earnings Available for Distribution

	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020
Net income attributable to common stockholders	$13,233	$5,542	$8,367	$9,320	$2,862	$5,270	$(6,353)
Adjustments:							
Amortization of stock based compensation	538	557	391	256	252	39	-
Loan loss provision, net	-	-	38	25	(12)	23	59
One time non cash items[1]	-	-	-	(1,053)	-	-	-
Unrealized (gains) or losses	(8,612)	(2,659)	(5,927)	(5,571)	(777)	(3,387)	7,473
Earnings Available for Distribution	**$5,159**	**$3,440**	**$2,869**	**$2,977**	**$2,325**	**$1,944**	**$1,179**
Weighted average common shares outstanding, basic	6,863	5,306	5,023	5,087	5,261	5,263	5,223
Weighted average common shares outstanding, diluted[2]	7,303	5,815	5,411	5,377	5,550	5,292	5,223
EAD per diluted weighted average share	**$0.71**	**$0.59**	**$0.53**	**$0.55**	**$0.42**	**$0.37**	**$0.23**
Dividend per common share	**$0.475**	**$0.475**	**$0.475**	**$0.40**	**$0.40**	**$0.40**	**$0.22**
EAD dividend coverage ratio	**1.49x**	**1.24x**	**1.12x**	**1.38x**	**1.05x**	**0.93x**	**1.05x**

(1) ONE TIME NON CASH ITEM IS MAKE WHOLE PREMIUM APPLICABLE TO COMMON SHAREHOLDERS IN THE PREFERRED STOCK INVESTMENT CONVERSION TO COMMON STOCK
(2) WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS BUT NOT THE CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS

RECONCILIATIONS

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Earnings Available for Distribution to CAD

	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020
Earnings Available for Distribution	$5,159	$3,440	$2,896	$2,977	$2,325	$1,944	$1,179
Adjustments:							
Amortization of premiums	1,844	866	618	681	628	555	294
Accretion of discounts	(1,858)	(895)	(676)	(646)	(282)	(113)	-
Stock dividends received	-	-	-	(193)	(155)	(171)	-
Cash Available for Distribution	**$5,145**	**$3,411**	**$2,811**	**$2,819**	**$2,515**	**$2,215**	**$1,473**
Weighted average common shares outstanding, basic	6,863	5,306	5,023	5,087	5,261	5,263	5,223
Weighted average common shares outstanding, diluted[2]	7,303	5,815	5,411	5,377	5,550	5,292	5,223
CAD per diluted weighted average share	**$0.70**	**$0.59**	**$0.52**	**$0.52**	**$0.45**	**$0.42**	**$0.28**
Dividend per common share	**$0.475**	**$0.475**	**$0.475**	**$0.40**	**$0.40**	**$0.40**	**$0.22**
CAD dividend coverage ratio	**1.47x**	**1.24x**	**1.09x**	**1.30x**	**1.13x**	**1.05x**	**1.27x**

(1) ONE TIME NON CASH ITEM IS MAKE WHOLE PREMIUM APPLICABLE TO COMMON SHAREHOLDERS IN THE PREFERRED STOCK INVESTMENT CONVERSION TO COMMON STOCK
(2) WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS BUT NOT THE CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS

NEXPOINT
REAL ESTATE ADVISORS

CONTACT

NEXPOINT REAL ESTATE FINANCE (NYSE:NREF)
300 Crescent Court, Suite 700
Dallas, Texas 75201
(w) nref.nexpoint.com

INVESTOR RELATIONS
Jackie Graham
(p) 214.276.6300
(e) jgraham@nexpoint.com